Exhibit 99.02

Glu Mobile Q412 Earnings Call February 5, 2013

Safe-Harbor Statement This presentation contains "forward-looking" statements including those regarding: forecasted smartphone and feature phone unit sales growth and that we are early in the smartphone upgrade cycle globally; the potential growth opportunity in Glu’s addressable consumer base; forecasted smartphone and tablet unit sales growth in comparison to projected sales growth of computers; Glu being well positioned for where the mobile games market is going with respect to social gaming; our guidance for Q1 2013 and FY 2013; and our target non-GAAP operating model; and forecasted mobile device subscriber growth. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Investors should consider important risk factors, which include: the risk that consumer demand for smartphones, tablets and next-generation platforms does not grow as significantly as we anticipate or that we will be unable to capitalize on any such growth; the risk that we do not realize a sufficient return on our investment with respect to our efforts to develop freemium games for smartphones and tablets, the risk that we do not maintain our good relationships with Apple and Google; the risk that our development expenses for games for smartphones are greater than we anticipate; the risk that our recently and newly launched games are less popular than anticipated; the risk that our newly released games will be of a quality less than desired by reviewers and consumers; the risk that the mobile games market, particularly with respect to social, freemium gaming, is smaller than anticipated; and other risks detailed under the caption "Risk Factors" in our Form 10-Q filed with the Securities and Exchange Commission on November 9, 2012 and our other SEC filings. You can locate these reports through our website at http://www.glu.com/investors. These "forward-looking" statements are based on estimates and information available to us on February 5, 2013 and we are under no obligation, and expressly disclaim any obligation, to update or alter our forward-looking statements whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures © Glu Mobile Inc. – Proprietary Glu uses in this presentation certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Glu's results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Glu include non-GAAP revenues, non-GAAP Smartphone revenues, non-GAAP freemium revenues, non-GAAP gross margins, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP Profit/(Loss) and Adjusted EBITDA. These non-GAAP financial measures exclude the following items from Glu's unaudited consolidated statements of operations: •Change in deferred revenues and royalties; •Amortization of in-process development contracts; •Amortization of intangible assets; •Stock-based compensation expense; •Restructuring charges; •Change in fair value of Blammo earnout; •Transitional costs; •Impairment of goodwill; •Release of tax liabilities; and •Foreign currency exchange gains and losses primarily related to the revaluation of assets and liabilities. In addition, Glu has included in this presentation “Adjusted EBITDA” figures which are used to evaluate Glu’s operating performance and is defined as non-GAAP operating income/(loss) excluding depreciation. Glu believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Glu's performance by excluding certain items that may not be indicative of Glu's core business, operating results or future outlook. Glu's management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing Glu's operating results, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of Glu's performance to prior periods. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the tables attached to Glu’s earnings press release for the quarter ended December 31, 2012, which is available on our website at http://www.glu.com/investors. Page 3

Intersection of Two Rising Tides: 1)Growth in gaming on mobile devices 2)Growth in freemium gaming © Glu Mobile Inc. – Proprietary Page 4 Leading Freemium Social Mobile Gaming Company

•Featurephone focus •Branded IP/71% gross margin •Titles are packaged goods •Premium pricing •No community/social Page 5 Evolution of Mobile Gaming © Glu Mobile Inc. – Proprietary Now Compelling to Mass Market + •Smartphone & Tablet •Original IP/90% gross margin •Persistent titles •Freemium with virtual goods •Games are social

Smartphone Inflection Point © Glu Mobile Inc. – Proprietary Page 6 •Very early in smartphone upgrade cycle globally -500 1,000 1,500 2,000 2,500 201120122013201420152016Worldwide sales (millions)Data Source:BI Intelligence Global Smartphone Unit Sales forecast 2/29/2012SmartphoneSalesFeaturePhone SalesSmartphones projected to reach 44% of total handset sales

-1,000 2,000 3,000 4,000 5,000 6,000 SmartphoneMobile PhoneGlobal Units (MM)Global Smartphone vs. Mobile Phone Users, 2012E5x 1.0B Smartphone Users 5.0B Mobile Phone Users

Smartphones & Tablets: Two Screens of High Growth © Glu Mobile Inc. – Proprietary Page 8 -500 1,000 1,500 2,000 2,500 (in millions)TabletsSmartphoneLaptopDesktopData Source:BI Intelligence Global Smartphone Unit Sales forecast 2/29/2012; Gartner 4/10/2012 2011 2012 20132014 2015 2016

Corporate Overview

Corporate Overview •Approx. 600 employees and full-time contractors •6 global studios •18 development teams Toronto San Francisco Seattle Moscow Beijing Hyderabad

Evolution of Glu Mobile © Glu Mobile Inc. – Proprietary Page 11 Freemium, social, original IP & smartphone focus $13.5m raised $15.9m raised First freemium products launched Second batch of freemium products launched Acquisition of Griptonite & Blammo 2nd generation freemium titles Acquisition of Deer Hunter Brand Acquisition of GameSpy Technologies New President of Studios Creation of Glu Publishing

Annual Non-GAAP Revenue



Revenue ($mm)
100
90
80
70
60
50
40
30
20
10
0
1.8
7.0
25.7
46.2
66.9
89.8
83.7
64.3
72.9
87.8
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Featurephone Rev
Smartphone Rev

© Glu Mobile Inc. – Proprietary

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Success of Original IP Titles Drives Gross Margin Growth © Glu Mobile Inc. – Proprietary Page 13 Note: 2010 figures are GAAP. All figures for Q111 and later are non-GAAP 73%73%75%76%78%83%81%87%88%91%89%90%70%75%80%85%90%95%Q110Q210Q310Q410Q111Q211Q311Q411Q112Q212Q312Q412Total Glu GAAP/Non-GAAP GM%GM% w/o impairments & amortization of intangibles

Glu Tightly Aligned with Ecosystem • IAP/Sub Distribution Channel Technology Integration New Devices at Launch Quality Pipeline 90%+ Featuring Track Record • IAP/Subscriptions • Universal currency • Beam • APK

Public Company Rankings No. Titles in Top 200 Grossing USA USA 4 2 3 0 8 9 1 3 Korea 5 9 1 0 6 17 1 2 Korea China 3 5 13 3 13 0 5 3 7 1 1 0 5 2 5 1 Apple iPhone and Google Play Games Category Data Source: AppAnnie 12/31/2012 8 9 7 5 13 5 5 1

Note: MAU/DAU calculation methodology was changed in Q411 to more accurately reflect the user metrics which had the effect of increasing our Q411 MAU/DAU by less than 5% from what it would have been under our previous methodology. This change affects the comparability of Q411 and subsequent MAU/DAU data to prior quarters. © Glu Mobile Inc. – Proprietary Page 16 953 1,639 2,103 2,873 3,218 3,412 3,835 3,535 - 1,000 2,000 3,000 4,000 5,000Q111Q211Q311Q411Q112Q212Q312Q412DAUDaily Active Users (Average DAU) (In 000s)11,882 16,517 22,090 31,363 29,814 29,034 37,676 34,795 0%5%10%15%20% - 10,000 20,000 30,000 40,000 50,000Q111Q211Q311Q411Q112Q212Q312Q412DAU/MAU %MAUMonthly Active Users (MAU) (In 000s)MAUDAU/MAU % User Metrics •New installs reached 54M in Q412, 21% increase vs. Q411 •Q412 DAU increased 23% vs. Q411; Q412 MAU increased 11% vs. Q411

Dec 2012 Conversion Metrics*

glu

	% MAU Paying	ARPDAU**	DAU
stardom	0.8%	9.1¢	65k
Blood & Glory Legend	0.7%	8.7¢	72k
Contract Killer Zombies 2 Origins	0.8%	8.5¢	121k
Deer Hunter Reloaded	0.9%	7.5¢	160k
Contract Killer 2	0.8%	7.0¢	263k
Eternity Warriors II	0.7%	6.6¢	183k
Frontline Commando	0.4%	4.7¢	199k
Contract Killer	0.5%	4.4¢	90k
Average* **	0.7%	6.7¢	

*All metrics are average for the month. Efforts were taken to remove jailbroken and hacked transactions from calculation – including detecting which devices had purchases come through a jailbroken OS and how much & how often players made IAPs. All numbers are for English, iOS SKUs only. All metrics are for total active users, not total active unique users.

**Calculation includes revenue from all sources (not only IAP).

*** Average includes titles on this page only: Stardom, DH:R, CKZ2, CK2, Frontline Commando, CK, EW2, BGL.

© Glu Mobile Inc. – Proprietary

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Future of Mobile Gaming

Social Gaming 2.0 © Glu Mobile Inc. – Proprietary Page 19 Resource mgmt and casual games broaden audience of gamers on mobile devices Audience evolves to want deeper, more immersive and realistic experiences Glu positioned well for where the market is going Success Pillars  Core gameplay Production values Reach Monetization

Future of Mobile Gaming 2.0 © Glu Mobile Inc. – Proprietary Page 20 3D Realistic 2D Cartoon Production Values Multi-Player In-Game Community Longer session Single Player Facebook Short session Core Gameplay Phones & Tablets iOS & Android iOS Phone Consumer Reach 1.0 Viability: 1-2 pillars working 2.0 Winners: All pillars working Deep Complex Simple Monetization System 2013 Focus

New Division: 3rd Party Publishing

Porting Power •Glu is the gateway beyond iOS •Uniquely positioned as turnkey solution for access beyond iOS •Never been done at scale with rev share – preserves upside Page 22

What Glu Offers 3rd Party Developers © Glu Mobile Inc. – Proprietary Page 23 Technology Distribution Funding Reach Expertise •Featuring •Direct marketing •Cross promo •In-game community •Leaderboards •Automated merchandising •Android subscriptions •Android porting •MacOS, W8 extension •Translation •Royalty advances •Marketing spend •Investment •Western culture •Monetization

Why Work with Glu? English, Chinese, Korean, Japanese, Portuguese, Russian, French, German, Italian, Spanish Developer Ourselves OS Reach Device Coverage (700+ devices) Localization (10 languages at launch)

Quad Screen Future © Glu Mobile Inc. – Proprietary

De-Risked Franchise Creation Initial Test Validation Future

Financials

Smartphone Revenue Growth



Non-GAAP Revenue ($M)
30
25
20
15
10
5
-
$17.5
$2.1
$15.9
$2.2
$15.3
$2.5
$15.5
$3.4
$17.2
$6.7
$17.9
$9.7
$17.8
$10.5
$20.1
$15.0
$21.6
$17.4
$24.2
$20.4
$21.2
$18.3
$20.8
$18.5
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Non-GAAP Smartphone revenue growth 24% Y/Y
Smartphone Rev
Featurephone Rev

© Glu Mobile Inc. – Proprietary

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Non-GAAP Smartphone Revenue Mix



($M)
Non-GAAP Revenue by Platform
25
20
15
10
5
6.7
9.7
10.5
15.0
17.4
20.4
18.3
18.5
74%
3%
71%
14%
47%
34%
65%
29%
67%
28%
64%
30%
60%
33%
60%
32%
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
All Other
Android
iOS



($M)
Non-GAAP Revenue by Category
25
20
15
10
5
31%
3%
36%
42%
2%
36%
56%
6%
14%
59%
9%
22%
68%
10%
13%
63%
13%
18%
59%
13%
18%
70%
10%
11%
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Premium
Offers & Incented Ads
Non-Incented Ads
In-App Purchases (incl. freemium preloads)

© Glu Mobile Inc. – Proprietary

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$18.5M Non-GAAP Smartphone Revenue in Q412 Frontline Commando $1.8M Stardom: The A-List $0.9M Contract Killer: Zombies $0.7M Blood & Glory $0.4M Eternity Warriors 2 $2.5M Blood & Glory: Legend $1.0M Indestructible $0.4M Deer Hunter Reloaded $1.5M Contract Killer 2 10/24 $2.7M Contract Killer Zombies 2 11/28 $0.5M Death Dome 10/11 $0.4M Launch Date

Q412 Financial Results Summary (non-GAAP) © Glu Mobile Inc. – Proprietary Page 31 ($ in millions) Q412 Q312 Q/Q Q411 Y/Y Featurephone Revenue2.42.9(19%)5.1(54%) Smartphone Revenue18.518.31%15.024%Total Revenue $ 20.8 $ 21.2 (2%) $ 20.1 4%Gross Margin 18.718.9(1%)17.47%Gross Margin %90%89%8 bp87%291 bpOperating Expense 21.221.6-2%18.614%Operating Income/(Loss) (2.5) (2.7) (1.2)Adjusted EBITDA $ (1.8) $ (2.1)(15%) $ (0.7)172%

Maintaining Strong Balance Sheet © Glu Mobile Inc. – Proprietary Page 32 ($ in millions) Q412Q312Q411Cash and cash equivalents 22.3 24.1 32.2 Accounts receivable, net 11.9 14.6 11.8 Prepaid expenses, royalties and other current assets 2.5 3.0 2.4 Other assets 5.3 5.1 4.3 Intangible assets & goodwill 30.3 31.7 32.1 Total Assets $ 72.3 $ 78.5 $ 82.8 Accounts payable and accrued liabilities 10.2 9.4 7.8 Accrued expenses, royalties and other liabilities 14.2 15.3 18.7 Deferred revenue 9.0 8.8 7.1 Common stock/Paid in capital 271.0 269.8 260.8 Accumulated deficit & other comprehensive income(232.1)(224.8) (211.6)Total Liabilities and Stockholders’ Equity $ 72.3 $ 78.5 $ 82.8

Q113 and Full Year 2013 Guidance and Long Term Model

Q113 Guidance (Non-GAAP)

($ in millions, except EPS)	Q412 Actual	Q113 Guidance Low	Q113 Guidance High
Featurephone Revenue	2.4	1.0	1.5
Smartphone Revenue	18.5	16.0	17.0
Total Revenue	**20.8**	**17.0**	**18.5**
Gross Margin (%)	90%	89%	90%
Operating Expense	21.2	20.5	20.7
Operating Income/(Loss)	(2.5)	(5.4)	(4.1)
Depreciation Addback	0.7	0.8	0.8
Adjusted EBITDA	**(1.8)**	**(4.6)**	**(3.3)**
Net Income/(Loss)	(3.2)	(5.6)	(4.3)
Basic Shares	65.7	66.2	66.2
Diluted Shares	69.2	70.8	70.8
Earnings/(Loss) Per Basic Share	$(0.05)	$(0.08)	$(0.06)

© Glu Mobile Inc. – Proprietary

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2013 Full Year Guidance (Non-GAAP) © Glu Mobile Inc. – Proprietary Page 35 ($ in millions)Low HighLowHigh Featurephone Revenue13.1 4.0 4.0 -70%-70% Smartphone Revenue74.6 80.0 88.0 7%18%Total Revenue87.884.092.0-4%5%Gross Margin (%) 91.5%91.5%Operating Expense87.7 89.3 Operating Income/(Loss)(10.8)(5.1) Depreciation Addback 3.3 3.3 Adjusted EBITDA(2.3)(7.5)(1.8)Net Income/(Loss)(11.6)(5.9)Basic Shares (millions)Diluted Shares (millions)Earnings/(Loss) Per Basic Share (0.17)(0.09)Cash Balance (millions)2.4(5.1)(0.08)2013 Guidance vs. 201220122013 Guidance$14.0+$22.364.367.389.8%69.473.083.4(4.6)

Target Operating Model (Non-GAAP) Gross Margin R&D Sales & Marketing G&A Operating Margin Adjusted EBITDA •Note: Gross margin excludes change in deferred revenue & royalties and amortization of intangible assets. R&D, S&M and G&A exclude stock based-compensation expense. Operating margin excludes amortization of intangible assets, restructuring and transitional expenses, impairment of goodwill and stock-based compensation expense. Adjusted EBITDA is Non-GAAP Operating Margin excluding depreciation expense. 82% 51% 20% 16% (5)% (2)% 2011 90% 36-40% 18-19% 10-11% 20-25% 22-26% Long-Term Target © Glu Mobile Inc. – Proprietary Page 36 90% 58% 23% 14% (5)% (3)% 2012 •Significant leverage expected after hitting break-even

Key Statistics © Glu Mobile Inc. – Proprietary Page 37 •Cash balance as of 12/31/2012 •Average Daily Volume is calculated using the last 90 calendar days (in millions except per share and volume data)Stock Price$2.59 52 Week High$5.90 52 Week Low$1.99 Basic Shares Outstanding65.7 Avg. Daily Volume (last 90 days)1,585,260 Market Capitalization$170.1 Debt$0 Cash*$22.3 Enterprise Value$147.8 Market Statistics (as of January 31, 2013)

Key Operating Metrics

- Detailed figures referred to in the 2/5/2013 earnings call, CFO script:

(All Revenue figures are non-GAAP)	Q311	Q411	Q112	Q212	Q312	Q412
Freemium Smartphone Revenue (in thousands)	$8,142	$13,480	$15,979	$19,233	$16,508	$16,651
Premium Smartphone Revenue (in thousands)	$2,390	$1,479	$1,457	$1,212	$1,748	$1,828
Sub-total Smartphone Revenue (in thousands)	**$10,532**	**$14,959**	**$17,436**	**$20,445**	**$18,256**	**$18,478**
Featurephone Revenue (in thousands)	**$7,253**	**$5,092**	**$4,158**	**$3,727**	**$2,903**	**$2,353**
Total Revenue (in thousands)	**$17,785**	**$20,051**	**$21,594**	**$24,172**	**$21,159**	**$20,831**
Freemium Smartphone Revenue Growth Q/Q	6%	66%	19%	20%	(14%)	1%
Freemium Smartphone Revenue % of Total Smartphone Revenue	77%	90%	92%	94%	90%	90%
Smartphone Revenue Growth Y/Y	326%	340%	158%	111%	73%	24%
Smartphone Revenue % of total	59%	75%	81%	85%	86%	89%
Original IP % of total non-GAAP Revenues**	53%	70%	76%	84%	82%	84%
Original IP % of Smartphone non-GAAP Revenues	73%	86%	89%	95%	91%	91%
Daily Active Users (DAU)* (in millions)	2.1	2.9	3.2	3.4	3.8	3.5
Monthly Active Users (MAU)* (in millions)	22.1	31.4	29.8	29.0	37.7	34.8
Installs (in millions)	29.4	44.7	55.0	45.9	52.8	54.0
Cumulative Installs (in millions)	131.3	176.1	231.1	277.0	329.8	383.8
In-App Purchase billable transactions (in thousands)	866	1,522	2,489	2,499	1,866	1,859
Average Revenue per billable transaction	$6.40	$5.79	$4.71	$5.06	$5.70	$6.81
non-GAAP Operating Expenses (in thousands)	$16,490	$18,590	$19,119	$21,500	$21,630	$21,184
Adjusted EBITDA (in thousands)	$(1,618)	$(672)	$539	$1,158	$(2,141)	$(1,830)
Headcount*** (at quarter-end)	581	585	610	644	663	564

*DAU & MAU reflects the DAU & MAU figures for the last month of the quarter

**In prior publication Original IP % of total non-GAAP Revenues was reported as 68% in Q411, 75% in Q112 and 83% in Q212. Above figures represent a more detailed methodology in calculating Original IP % of total non-GAAP revenues.

***FTE only, excludes contractors, temporary employees and consultants

© Glu Mobile Inc. – Proprietary

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Glu Mobile: Investment Overview •Strong secular global growth opportunity •Original IP titles driving gross margin improvements •Well positioned for Social Gaming 2.0 Page 39